UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 11, 2014

TearLab Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9980 Huennekens St., Suite 100

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of stockholders held on June 11, 2014, our stockholders approved the amendment and restatement of our 2002 Equity Incentive Plan, or Incentive Plan. Our board of directors approved the amendment and restatement of the Incentive Plan at a meeting held on February 2, 2014, and the Incentive Plan, as amended and restated, became effective following stockholder approval at the annual meeting as disclosed in Item 5.07 below.

Upon stockholder approval at the annual meeting, the Incentive Plan was amended to increase the shares reserved for issuance to 6,200,000 shares, to remove prospective service providers from the list of individuals eligible to participate in the Incentive Plan, to remove the limits on the number of awards that may be granted to an employee in a fiscal year, and to make certain other amendments to update the Incentive Plan.

A more complete description of the terms of the Incentive Plan and the material amendments and modifications thereto can be found in “Proposal No. 2 —Amendment of the 2002 Stock Incentive Plan” (pages 15 through 19) in our definitive proxy statement dated April 25, 2014 as filed with the Securities and Exchange Commission on April 25, 2014, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from our definitive proxy statement are qualified in their entirety by reference to the Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

At our annual meeting, our stockholders also approved the 2014 Employee Stock Purchase Plan, or ESPP. Our board of directors approved the ESPP at a meeting held on February 2, 2014, and the ESPP, became effective following stockholder approval at the annual meeting as disclosed in Item 5.07 below.

The ESPP provides eligible employees with an opportunity to purchase shares of TearLab’s common stock through contributions, generally through payroll deductions.

A more complete description of the terms of the ESPP can be found in “Proposal No. 3—Approval of the 2014 Employee Stock Purchase Plan” (pages 20 through 22) in our definitive proxy statement dated April 25, 2014 as filed with the Securities and Exchange Commission on April 25, 2014, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from our definitive proxy statement are qualified in their entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on June 11, 2014 to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statement filed with the Securities and Exchange Commission on April 25, 2014. The final voting results from the meeting are set forth below.

Proposal 1: Election of Directors

Based on the following votes, the individuals named below were each elected to serve as our directors until our next annual meeting of stockholders.

Name	Votes For	Votes Withheld	Broker Non-Votes

Elias Vamvakas	24,848,763	278,156	4,698,573
Anthony E. Altig	25,042,861	84,058	4,698,573
Thomas N. Davidson, Jr.	24,158,355	968,564	4,698,573
Adrienne L. Graves	23,847,638	1,279,281	4,698,573
Paul M. Karpecki	25,042,641	84,278	4,698,573
Richard L. Lindstrom	23,851,379	1,275,540	4,698,573
Donald E. Rindell	24,886,166	240,753	4,698,573
Brock Wright	24,158,355	968,564	4,698,573

Proposal 2: Approval Amendment and Restatement of the Company’s 2002 Stock Incentive Plan

The results of the voting included 18,698,412 votes for, 5,319,813 votes against, 1,108,694 votes abstained, and no non-votes. The amendment and restatement was approved.

Proposal 3: Approval of the Company’s 2014 Employee Stock Purchase Plan

The results of the voting included 25,005,254 votes for, 107,114 votes against, 14,551 votes abstained, and no non-votes. The ESPP was approved.

Proposal 4: Ratification of Selection of Independent Auditors

The results of the voting included 29,455,148 votes for, 352,909 votes against, and 17,435 votes abstained. The appointment was ratified.

Proposal 5: Advisory Vote on Executive Compensation

On an advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,779,880	2,236,920	1,110,119	4,698,573

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	2002 Stock Incentive Plan, as amended and restated.

10.2	2014 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ William G. Dumencu
William G. Dumencu Chief Financial Officer

Date: June 13, 2014